Exhibit 99.6

Date: October , 2008

China Wind Systems, Inc.
No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, People’s Republic of China

Re:   Amended and Restated Subscription Agreement

Ladies and Gentlemen:

This AMENDED AND RESTATED SUBSCRIPTION AGREEMENT (the “Agreement”) amends and restates that certain Subscription Agreement made and entered into as of the ___th day of October, 2008 (“Prior Agreement”) between China Wind Systems, Inc., a Delaware corporation (the “Company”), and thee undersigned (the “Subscriber”). The undersigned hereby subscribes for the number of Shares (the “Shares”) of common stock, par value $.001 per share (“Common Stock”), of China Wind Systems, Inc., a Delaware corporation (the “Company”), as are set forth on the signature page of this Agreement, at a purchase price of $0.40 per share. The total purchase price for the Shares is set forth on the signature page of this Agreement.

1. This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company’s principal office.

2. The Company represents and warrants to the Subscriber that the issuance of the Shares has been duly authorized and reserved for issuance and when issued pursuant to this Agreement upon payment of the purchase price of the Shares, will be validly issued, fully paid and non-assessable.

3. The Company is offering 3,500,000 shares of Common Stock at a purchase price of $0.40 per share on a best efforts basis, with no minimum number of Shares being sold. As a result, the Subscriber understands that it is possible that the Company will not receive any proceeds from the sale of Shares other than the purchase price of the Shares previously sold by the Company and the purchase price of the Shares being purchased by the Subscriber. The payment of the purchase price shall be made by wire transfer to the Company in accordance with the wire transfer instructions set forth in Exhibit A to this Agreement, and the Company will have the Shares issued as soon as practical thereafter.

4.  The Subscriber hereby represents, warrants, covenants and agrees as follows:

(a)  The Subscriber understands that the offer and sale of the Shares is being made only by means of this Agreement. The Subscriber understands that the Company has not authorized the use of, and the Subscriber confirms that he is not relying upon, any other information, written or oral, other than material contained in this Agreement and in material that has been publicly filed with the Securities and Exchange Commission (the “Commission”). The Subscriber is aware that the purchase of the Shares involves a high degree of risk and that the Subscriber may sustain, and has the financial ability to sustain, the loss of her entire investment, understands that no assurance can be given that the Company will be profitable in the future, that the Company may need additional financing and that the failure of the Company to raise additional funds when required may have a material adverse effect upon its business. Furthermore, in subscribing for the Shares, the Subscriber acknowledges that he or she is not relying upon any projections or any statements of any kind relating to future revenue, earnings, operations or cash flow in purchasing the Shares.

(b) The Subscriber understands that the Company has entered into a purchase agreement with Eos Holdings LLC on October 17, 2008 for the sale of a 17.4% subordinated note, due six months from the date of issuance (the “Note”) in the principal amount of $575,000, for a purchase price of $575,000, as disclosed in the Company’s Form 8-K filed with the Securities and Exchange Commission on October 22, 2008. The Subscriber has read and understands the disclosures made in such Form 8-K.

(c) The Subscriber represents to the Company that the Subscriber is an accredited investor within the meaning of Rule 501 of the Commission under the Securities Act and she understands the meaning of the term “accredited investor.” The Subscriber further represents that the Subscriber has such knowledge and experience in financial and business matters as to enable the Subscriber to understand the nature and extent of the risks involved in purchasing the Shares. The Subscriber is fully aware that such investments can and sometimes do result in the loss of the entire investment. The Subscriber has engaged her own counsel and accountants to the extent that she deems it necessary.

(d) All of the information provided by the Subscriber in his or her Confidential Investor Questionnaire is true and correct in all material respects.

(e) The Subscriber is acquiring the Shares pursuant to this Agreement for investment and not with a view to the sale or distribution thereof, for the Subscriber’s own account and not on behalf of others; has not granted any other person any interest or participation in or right or option to purchase all or any portion of the Shares; is aware that the Securities are restricted securities within the meaning of Rule 144 of the Commission under the Securities Act, and may not be sold or otherwise transferred other than pursuant to an effective registration statement or an exemption from registration; and understands and agrees that the certificates for the Shares shall bear the Company’s standard investment legend. The Subscriber understands the meaning of these restrictions.

(f) The Subscriber will not transfer any Shares except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

(g) The Subscriber represents and warrants that no broker or finder was involved directly or indirectly in connection with the Subscriber’s purchase of the Shares pursuant to this Agreement. The Subscriber shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Subscriber’s warranty contained in this Section 4(f).

(h) The Subscriber understands that she has no registration rights with respect to the Shares.

(i) The Subscriber represents and warrants that the address set forth on the signature page is his or her true and correct address, and understands that the Company will rely on this representation in making filings under state securities or blue sky laws.

(j) The Subscriber understands that the Company may reject the Subscriber’s subscription if the Subscriber is not an accredited investor.

5. The proceeds from the sale of the Shares shall be used for the completion of Phase I, with the assets being acquired by the WFOE that is engaged the forged products business.

6.  (a) This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

(b) All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed. Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by telecopier, upon the date of receipt provided that receipt is acknowledge by the recipient. Notices shall be sent to the parties at their respective addresses set forth on the signature page of this Agreement. A copy of any notice to the Company shall be sent to Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd floor, New York, New York 10006, Attention Asher S. Levitsky P.C., telecopier: (212) 930-9725, e-mail: alevitsky@srff.com. Any party may, by like notice, change the address, person or telecopier number to which notice shall be sent.

(c) This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement may be brought in the federal or state courts located in the County of New York in the State of New York, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent that any service of process may be made (x) in the manner set forth in Section 6(b) of this Agreement (other than by telecopier or e-mail), or (y) by any other method of service permitted by law.

(d) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

(f) The representations, warranties and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Shares.

Please confirm your agreement with the foregoing by signing this Agreement where indicated.

Number of Shares Subscribed for: _____________________ Total Purchase Price: $ _____________________	Very truly yours, _________________________________________ [Name of Subscriber] By: ______________________________________ Name: Title:
The undersigned is an accredited investor pursuant to Item        of Exhibit B.

Address: _________________________________________________________________

Telecopier Number: ____________________________________

e-mail: _________________________________________

Social Security or Taxpayer ID No.: ____________________________

Accepted this      day of , 2008

CHINA WIND SYSTEMS, INC.

By: _________________________________________
Adam Wasserman
Chief financial officer

Exhibit 99.6

Exhibit A

Wire Transfer Instructions

[wire instructions]

A- 1

Exhibit B

A Subscriber who meets any one of the following tests is an accredited investor:

(a) The Subscriber is an individual who has a net worth, or joint net worth with the Subscriber’s spouse, of at least $1,000,000.

(b) The Subscriber is an individual who had individual income of more than $200,000 (or $300,000 jointly with the Subscriber’s spouse) for the past two years, and the Subscriber has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with the Subscriber’s spouse) for the current year.

(c) The Subscriber is an officer or director of the Company.

(d) The Subscriber is a bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

(e) The Subscriber is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

(f) The Subscriber is an insurance company as defined in section 2(13) of the Securities Act.

(g) The Subscriber is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

(h) The Subscriber is a small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

(i) The Subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(j) The Subscriber is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

(k) The Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(l) The Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

B- 1

(m) The Subscriber is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

If an individual investor qualifies as an accredited investor, such individual may purchase the
Shares in the name of his or her individual retirement account (“IRA”).

B- 2